Prospectus supplement	April 28, 2011

Putnam U.S. Government Income Trust Prospectus dated January 30, 2011

The sub-section Your fund’s management in the section Fund summary and the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now solely Michael Salm and Daniel Choquette.

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